COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 15:-	COMMITMENTS AND CONTINGENCIES

a.	Royalties:

1.
In June 2004, the Company entered into an agreement effective from December 1, 2003 until December 1, 2021, for using the know-how of Tensor Technologies LLC ("Tensor"). For the usage of the know-how, the Company is obligated to pay royalties, at a rate of 4.5%, on sales of certain products to its distributors and subsidiaries.

On December 23, 2008, the Company received a letter from Tensor Technologies LLC (Tensor) claiming that the Company was in breach of its royalty payment obligations to Tensor pursuant to a License Agreement dated June 24, 2004 between the Company and Tensor (as amended). On February 19, 2009, the Company sent Tensor a letter denying Tensor's claims and denying any royalty payment obligations to Tensor whatsoever. The Company submitted the matter for arbitration and started the arbitration process. On May 5, 2011, the arbitrator issued a decision accepting most of Tensor's claims and denying most of the Company's counterclaims. The arbitrator appointed an expert accountant to examine the royalties to be paid to Tensor under the terms of the agreement. On April 8, 2012, the arbitrator ruled that the Company must pay Tensor a sum of $2,100 plus interest. On September 13, 2012, the arbitrator's ruling was approved by the District Court of Haifa and the Company subsequently paid Tensor.

Royalty expenses amounted to $1,163, $525 and $602 for the years ended December 31, 2012, 2011 and 2010, respectively, were recorded as part of cost of revenues.

2.
In August 2005, Candela entered into an agreement with the Regents of the University of California ("Regents") for exclusive license rights to the Dynamic Cooling Device ("DCD"), subject to certain limited license rights of Cool Touch, Inc. ("Cool Touch"), in the following fields of use: procedures that involve skin resurfacing and rejuvenation, vascular skin lesions, and laser hair removal. Cool Touch, a subsidiary of New Star Technology, Inc., obtained a license to the DCD on a co-exclusive basis with the Company, in certain narrower fields of use.

Candela's agreement with the Regents called for an annual license fee, for calendar years up to 2015 of $300. The multi-year annual fee of $300 was paid to the Regents in a lump sum of $3,000 and is being amortized over the remaining life of the patent agreement, which as of December 31, 2012 was approximately two and a half years.

As of December 31, 2012 and 2011, the unamortized portion of the license fee payment was reflected as follows: $300 is included in other receivables for both years and $450 and $750 are included in long-term assets, respectively.

In addition, Candela's agreement with the Regents called for a minimum annual royalty obligation of $500. Candela's royalty obligation was 3% up to a certain level ("Net Sale Rate") of net sales and 2% above the Net Sale Rate. On June 30, 2011 Candela signed on an amendment to the license agreementeffective July 1, 2011, that increased the minimum annual royalty obligation to $750 beginning in the calendar year 2012. According to the amendment the Net Sale Rate was increased.

 Royalty expenses and license fees were amounted to $2,683, $2,529 and $2,552 for the years ended December 31, 2012, 2011 and 2010, respectively. The royalty and the amortization of the annual license fee payment are recorded as part of cost of revenues.

3.
On September 16, 2011, Syneron Inc., Candela, and Syneron Medical Ltd. entered into a comprehensive settlement agreement with Palomar and Massachusetts General Hospital ending a patent disputes on mutually agreeable terms. According to the agreement, Palomar granted Syneron Inc. and its affiliates (including Syneron Medical Ltd. and Candela) a non-exclusive, royalty bearing license in the U.S. to Patents for consumer home-use lamp- based hair removal products. The Company will pay royalties to Palomar on sales of such products in the U.S. as follows: a 5% royalty up to a certain level of cumulative sales, then 6.5% up to another level of cumulative sales, and 7.5% on all cumulative sales thereafter. In addition, Palomar received a royalty-free license to certain Syneron Medical Ltd. and Candela patents.  As of December 31, 2012 the Company didn't record any payment or accrual in regard to the Palomar royalties.

b.	Leases:

The Company leases several facilities and automobiles under non-cancelable lease agreements. The facility leases can be adjusted for increases in maintenance and insurance costs above specified levels. In addition, certain facility leases contain escalation provisions based on certain inflationary indices. These operating leases expire in various years through fiscal year 2018. These leases may be renewed for periods ranging from one to five years.

The future minimum lease commitments of the Company under various non-cancelable operating lease agreements as of December 31, 2012, are as follows:

Year ended December 31,

2013	$4,892
2014	3,695
2015	2,681
2016	1,918
2017	458
2018	203

$13,847

Rent expenses amounted to $3,195, $2,968 and $3,391 for the years ended December 31, 2012, 2011 and 2010, respectively.

c.	Legal claims:

1.
An action against Syneron, Inc. was commenced in the U.S. on October 25, 2010 by a plaintiff related to alleged injury received while undergoing a procedure performed in January 2009 with a Triniti E-Max machine. Plaintiff alleges negligent misrepresentation, negligence, and product liability with respect to Syneron, Inc. and the "Triniti E-Max-Laser/facial laser treatment" and seeks $2,000 in damages. On December 2, 2010, Syneron, Inc. served its answer as well as cross claims against the codefendant doctor and physician's assistant. The codefendant doctor and physician's assistant have asserted cross-claims against Syneron, Inc., which Syneron, Inc. denied. The case remains pending and is in the discovery phase of litigation with most of the depositions completed. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

2.
On August 15, 2010, a former sales representative, sued the Company in Israel, for breach of employment agreement with the Company and demanding $1,500 (NIS 5,700,000). The Company filed its statement of defense rejecting the plaintiff's allegations in their entirety. After an initial preliminary hearing, the plaintiff subsequently filed an amended complaint pursuant to the court's order demanding $1,300 (NIS 4,800,000). Following the second preliminary hearing, the plaintiff consented to limit the claim to $800 (NIS 3,000,000). An additional evidentiary hearing is scheduled for May 27, 2013. In parallel to these proceedings, the parties agreed to a mediation process that is still ongoing. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

3.
On January 5, 2011, Mr. Avner Lior submitted an action for declaratory relief and a mandatory injunction in Haifa District Court to void a share purchase agreement between the plaintiff and the Company dated October 23, 2003 and to recover the shares he sold to the Company pursuant to that agreement. On July 5, 2011, a pre-trial hearing took place, and the parties accepted the court's proposal to transfer the dispute to mediation. The mediation process failed, and on April 29, 2012 the plaintiff filed an amended statement of claim seeking declaratory relief and monetary relief in the amount of approximately $ 3,831 (NIS 14,300,000)). Court sessions to hear the parties' witnesses were held during February 2013. Closing arguments will be heard on March 24, 2013. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

4.
On April 27, 2011, a lawsuit was filed by the Company's former French distributor, Delta Medical, for damages in the amount of approximately $3,559 (Euro 2,700,000) for lost earnings due to the termination of the distribution agreement. The Company filed its submissions for the defense claiming that, since there is an applicable arbitration clause in the distribution agreement, the Court of Commerce in Lille has no jurisdiction in the case.  The Court of Commerce ruled on April 26, 2012 that it has no jurisdiction to hear the case and Delta Medical's lawyer did not challenge the decision before the Court of Appeals. The Company assessed that contingent loss related to this claim is remote, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

5.
In November 2011, Estetitek S. de R.L. de C.V. (Estetitek), a Mexican distributor, filed a complaint with the arbitrator according to an arbitration clause in the distribution agreement entered into between the parties in 2006. Estetitek argues that Syneron breached the distribution agreement when it decided to cease selling products to Estetitek. Estetitek asks for compensation for the loss of profit caused to it by the failure to fulfill the distribution agreement in the amount of $1,700, and compensation for the damage to its reputation in the amount of $500. The Company is of the opinion that Estetitek's complaint is frivolous and that Estetitek has a debt to the Company in the sum of $400 for various Syneron equipment. On December 12, 2011, Estetitek's parent company, DDM, filed a claim with the arbitrator stating that Syneron's breach damaged DDM's reputation. On January 25, 2012, the arbitrator dismissed DDM's claim. On March 11, 2012, Syneron filed a statement of defense and a statement of claim against Estetitek. On the Company's motion, the arbitrator accepted the motion and ordered Estetitek to deposit $30 in favor of the Company's expenses. On October 3, 2012, the arbitrator rejected the Company's motion asking Estetitek to deposit money to insure that the arbitration verdict in favor of the company will be fulfilled. On December 3, 2012, the Company filed an answer to the statement of defense filed by Estetitek. The parties' written affidavits will be filed with the arbitrator in the next few months. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

6.
During 2010, Candela received correspondence from BioCell, L.P. claiming that it improperly terminated a distribution agreement with BioCell. BioCell claims damages in the amount of $400. Candela has issued a response contesting the claim of improper termination and any resulting damages. The Company assessed contingent losses related to this claim and recorded $50 for the loss contingencies.

7.
A claim was brought against the Company's subsidiary, Candela, by Tout Pour le Laser (TPL), seeking damages and legal fees in the amount of $2,900 (Euro 2,300,000) for public denigration, unfair competition and economic parasitism. On June 15, 2012, the Court rejected TPL's claim and ordered TPL to pay Candela's legal expenses in the amount of Euro 2,000.  TPL did not appeal the judgment and paid Candela's legal expenses.

8.
On July 26, 2010, Syneron filed a lawsuit against Viora Inc., Viora Ltd., Danny Erez, Yosef Luzon (the main shareholders of Viora), Gal Blecher (an employee of Viora), Formatek Systems Ltd. and Ester Toledano (a shareholder of Formatek) alleging that Viora, Formatek and others copied Syneron's VelaShape device by contacting three former Syneron employees who were involved in the development of the Vela product line at Syneron. Syneron, which claims that various VelaShape components were used in Viora's machine, (called Reaction), is suing for misappropriation of trade secrets and infringement. Syneron is seeking the following remedies, among others: (i) permanent injunction prohibiting manufacturing, exporting, importing, marketing and making any other use (including servicing) of the Reaction; (ii) injunction to refrain from using Syneron's intellectual property and commercial secrets; and (iii) monetary compensation in the amount of $2,600 (the Company has reserved the right to revise this amount).  The parties submitted testimony declarations and expert opinions, and court sessions to take witness testimony are scheduled for October-November 2013.

9.
From time to time, the Company is party to various legal proceedings incidental to its business. The Company has accrued a total amount of $325 which it deems sufficient to cover probable losses from legal proceedings and threatened litigation. The Company does not believe that it has at this time un-asserted claims that are probable of being asserted.  In addition, the Company believes that none of the legal proceedings, if adversely decided against the Company, will have a material adverse effect upon the Company's financial position, results of operations, or liquidity. While the Company believes that the likelihood of loss in each of the disclosed proceedings is reasonably possible, the possibility of loss or range of loss for each matter is not estimable. During the year ended December 31, 2012 the Company settled various legal claims and paid an amount of $140.